UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):   September 27, 2007
                                                    (September 24, 2007)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

         Delaware                     000-16299                  13-3054685
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(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

    700 Airport Blvd. Suite 300, Burlingame, CA                 94010
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     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On September 24, 2007, the Company announced Francis Ruotolo's retirement as Chairman of the Board of directors, effective September 30, 2007. Mr. Ruotolo will remain on the Board as a director. President and Chief Executive Officer Joseph Kozak will succeed Mr. Ruotolo as Chairman of the Company effective October 1, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTs software inc.

Date:  September 27, 2007           By: /s/ Kenneth Ruotolo
                                        ------------------------
                                        Kenneth Ruotolo, Chief Financial Officer